UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 21, 2006
QUOVADX, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7600 E. Orchard Road, Suite 300-S, Greenwood Village, CO 80111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 488-2019
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
1999 Director Plan, as Amended and Restated
1999 Employee Stock Purchase Plan, as Amended and Restated
2006 Equity Incentive Plan, as Amended and Restated

Item 1.01 Entry into a Material Definitive Agreement.
Recent Amendments to the 1999 Director Option Plan and the 1999 Employee Stock Purchase Plan
     On June 22, 2006, the Board of Directors of Quovadx, Inc. (the “Company”) amended and restated the Company’s 1999 Director Option Plan (the “Director Plan”) and 1999 Employee Stock Purchase Plan (the “ESPP”), effective July 1, 2006, to eliminate the “evergreen” provision contained in each of those plans and to reduce the maximum aggregate number of shares of the Company’s common stock authorized for issuance under the plans.
     Prior to amendment, the Director Plan specified that the maximum aggregate number of shares that may be optioned and sold thereunder was 250,000 shares, plus an automatic annual increase to be added on January 1 of each year, beginning in 2001, equal to the lesser of (i) 200,000 shares, (ii) 1% of the outstanding shares on such date, or (iii) a lesser amount determined by the Board of Directors of the Company. As a result of annual increases, as of June 30, 2006, the aggregate number of shares authorized for issuance under the Director Plan had increased to 1,414,083, which number includes shares issued upon the exercise of options granted under the Director Plan, shares subject to outstanding options granted under the Director Plan and shares available for future option grants under the Director Plan. The amendment reduced the aggregate number of shares authorized for issuance under the Director Plan to 920,000 (of which 420,000 were subject to outstanding options at June 30, 2006) and eliminated any future automatic annual increases. As of July 1, 2006, 500,000 shares were available for future grants under the amended Director Plan.
     Prior to amendment, the ESPP specified that the maximum number of shares available for purchase thereunder was 500,000 shares, plus an automatic annual increase to be added on each anniversary date of the adoption of the ESPP equal to the lesser of (i) 500,000 shares, (ii) 2% of the outstanding shares on such date, or (iii) a lesser amount determined by the Board of Directors of the Company. As a result of annual increases, as of June 30, 2006, the aggregate number of shares authorized for purchase under the ESPP had increased to 3,328,165, which number includes shares previously purchased under the ESPP and shares available for future purchase. The amendment reduced the aggregate number of shares authorized for issuance to 2,436,434 (of which 1,936,434 had been purchased as of June 30, 2006) and eliminated any future automatic annual increases. As of July 1, 2006, 500,000 shares were available for future purchase under the amended ESPP
Error in Information Provided to Stockholders and Related Amendment to the 2006 Equity Incentive Plan
     The Quovadx, Inc. 2006 Equity Incentive Plan (the “2006 Incentive Plan”) was adopted by the Company’s board of directors on April 20, 2006 and was approved at the Company’s 2006 Annual Meeting of Stockholders (the “2006 Annual Meeting”) and is an amendment and restatement of the Company’s 1997 Stock Plan (the “1997 Plan”) and 2000 Nonstatutory Stock Option Plan (the “2000 Incentive Plan,” and together with the 1997 Plan, the “Prior Plans”). Upon adoption of the 2006 Incentive Plan, all options and unvested restricted stock outstanding under the Prior Plans became subject to the 2006 Incentive Plan.
     The Company has determined that, due to an administrative error, information provided to stockholders in connection with the 2006 Annual Meeting and filed by the Company with the Securities and Exchanges Commission in its Proxy Statement on Schedule 14A filed on May 1, 2006 and in definitive additional materials on Schedule 14A filed on June 7, 2006 (together, the “Proxy Materials”) understated both (i) the number of shares available for future awards under the 2006 Incentive Plan and (ii) the reduction in the number of shares reserved for issuance under the 2006 Incentive Plan when compared to the Prior Plans. The number of shares available for future awards under the 2006 Incentive Plan as disclosed in the Proxy Materials was stated as 2,765,916, when the correct number should have been 2,970,762. The 204,846 share difference resulted from an overstatement of the number of shares of restricted stock issued and outstanding, that was partially offset by an understatement of outstanding options. The reduction in the number of shares reserved for issuance as disclosed in the Proxy Materials was stated as 1,227,960, when the correct number should have been 3,441,114. The reduction as originally reported failed to include an additional 2,448,000 shares that were available for issuance under the 1997 Plan as a result of automatic annual increases in 2004 and 2005 under an evergreen provision, and inappropriately included the 204,846 share difference referred to above.
     The Compensation Committee of the Board of Directors as administrator of the 2006 Incentive Plan concluded to amend the 2006 Incentive Plan to decrease the number of shares reserved for issuance thereunder to be entirely consistent with the disclosures included in the Additional Material about the number of shares available for future awards under the 2006 Incentive Plan. The 2006 Incentive Plan was amended on July 21, 2006 to reduce the number of shares of common stock subject to the 2006 Incentive Plan from 8,579,000 to 8,374,154. As of April 20, 2006 (the date the 2006 Incentive Plan was adopted by the board), options to purchase 5,147,952 shares of common stock and 460,286 shares of unvested restricted stock (an aggregate of 5,608,238 shares) were outstanding under the Prior Plans. Based upon that April 20, 2006 information and after giving effect to the amendment to the 2006 Incentive Plan, the number of shares available for future awards under the 2006 Incentive Plan is 2,765,916, the same number as disclosed in the Proxy Materials. The Compensation Committee concluded that no further action was necessary or appropriate with respect to the understatement of the reduction in the number of shares reserved for issuance under the 2006 Incentive Plan when compared to the Prior Plans as reported in the Proxy Materials. This is because adoption of the 2006 Incentive Plan actually resulted in a greater reduction, 3,441,114 shares compared to the 1,227,960 shares previously reported, which is more limiting on the Company than reflected in the Proxy Materials.
     The Director Plan, the ESPP and the 2006 Incentive Plan, as amended and restated, are attached as Exhibits 10.1, 10.2 and 10.3, respectively.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Exhibit

10.1	Quovadx, Inc. 1999 Director Plan, as amended and restated effective July 1, 2006

10.2	Quovadx, Inc. 1999 Employee Stock Purchase Plan, as amended and restated effective July 1, 2006

10.3	Quovadx, Inc. 2006 Equity Incentive Plan, as amended and restated effective July 21, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: July 21, 2006

/s/ Linda K. Wackwitz
Linda K. Wackwitz
Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1	Quovadx, Inc. 1999 Director Plan, as amended and restated effective July 1, 2006

10.2	Quovadx, Inc. 1999 Employee Stock Purchase Plan, as amended and restated effective July 1, 2006

10.3	Quovadx, Inc. 2006 Equity Incentive Plan, as amended and restated effective July 21, 2006